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                                                                    Exhibit 23.1

                        Consent of Independent Auditors




The Board of Directors
Medi-Ject Corporation

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                       /s/KPMG Peat Marwick LLP
                                       ------------------------

Minneapolis, Minnesota
August 15, 1996